UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 21, 2008
Date of Report (Date of earliest event reported)

WESTMONT RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52398	76-0773948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Freeway Drive, Suite 209, Mount Vernon, Washington	98273
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(360) 395-6040

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into A Material Definitive Agreement.

On November 21 2008, Westmont Resources, Inc., a Nevada corporation (the “Company”) entered into the Share Purchase Agreement (the “Purchase Agreement”), by and among the Company, Dr. Bruce E. Fischer, an individual, (“Fischer”) and Glenn McQuiston, an individual, (“McQuiston”), whereby the Company agreed to acquire all of the issued and outstanding capital stock of Avalon International, Inc, a Washington corporation (“Avalon”) in exchange for an aggregate of Twenty-two Million Five Hundred Thousand (22,500,000) shares of common stock of the Company, par value $0.001 per share (the “Company’s Common Stock”), which shall be issued in the name of F&M, Ltd., a Nevada corporation, (“F&M”).  Mr. McQuiston has a Five percent (5%) ownership interest in F&M and Dr. Fischer is the Managing Director of both F&M and The Avalon Group, Ltd., a Nevis corporation, which has a Ninety-five percent (95%) ownership interest in F&M.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The transaction described in Item 1.01, herein above, was completed on November 21, 2008.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

(a) See Item 1.01 herein above.

(b)  On November 21, 2008, the Board of Directors of the Company adopted resolutions which caused shares of the Company’s Common Stock to be issued to its officers as compensation for services rendered, as follows:  Peter Lindhout, President and Chief Executive Officer, - Five Million Six Hundred Sixty-six Thousand Six Hundred Sixty-six (5,666,666) shares;  Javan King, Chief Operating Officer and Secretary, - Five Million Six Hundred Sixty-six Thousand Six Hundred Sixty-seven (5,666,667) shares; and Andrew Jarvis, Chief Financial Officer and Treasurer, - Five Million Six Hundred Sixty-six Thousand Six Hundred Sixty-seven (5,666,667) shares.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

As a result of the transactions described in Item 1.01 and Item 3.01(b), herein above, there was a change in control of the Company.

The tables below set forth information with respect to the beneficial ownership of Common Stock as of November 25, 2008 for (a) any person who the Company knows is the beneficial owner of more than five percent (5%) of outstanding shares of Common Stock, (b) each of the Company’s directors and executive officers and (c) all of the Company’s directors and officers as a group. Other than the persons identified below, no person owned beneficially more than five percent (5%) of Common Stock.  Unless otherwise indicated, the shareholder listed possesses sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Dr. Bruce Fischer Managing Director and Chief Executive Officer 1100 Dexter Avenue N. Seattle, WA 98109	21,375,000(2) Indirect	43.77%
Common Stock	Glenn McQuiston Treasurer, Chief Financial Officer and Director 1100 Dexter Avenue N. Seattle, WA 98109	1,125,000(3) Indirect	2.30%
Common Stock	Peter Lindhout Chairman of the Board and President 110 Wall St., 11th Floor New York, NY 10005	7,500,000 Direct	15.36%
Common Stock	Andrew Jarvis Secretary and Director 1621 Freeway Drive, Suite 209 Mount Vernon, WA 98273	7,500,000 Direct	15.36%
Common Stock	Javan King Director 110 Wall St., 11th Floor New York, NY 10005	7,500,000 Direct	15.36%
Common Stock	All Directors and Executive Officers as a Group (5 persons)	45,000,000	92.15%

5% STOCKHOLDERS
Common Stock	F&M, Ltd. 1100 Dexter Avenue N. Seattle, WA 98109	22,500,000 Direct	46.08%
Common Stock	Dr. Bruce Fischer Managing Director and Chief Executive Officer 1100 Dexter Avenue N. Seattle, WA 98109	21,375,000(2) Indirect	43.77%
Common Stock	Peter Lindhout Chairman of the Board and President 110 Wall St., 11th Floor New York, NY 10005	7,500,000 Direct	15.36%

Common Stock	Andrew Jarvis Secretary and Director 1621 Freeway Drive, Suite 209 Mount Vernon, WA 98273	7,500,000 Direct	15.36%
Common Stock	Javan King Director 110 Wall St., 11th Floor New York, NY 10005	7,500,000 Direct	15.36%
Notes:

(1) Based on 48,833,000 shares of our common stock issued and outstanding as of November 25, 2008. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on November 25, 2008.

(2) Dr. Bruce Fischer is the Managing Director of both F&M, Ltd., a Nevada corporation,, and The Avalon Group, Inc., a Nevis corporation, which has a Ninety-five percent (95%) ownership interest in F&M, Ltd.

(3)  Glenn McQuiston has a Five percent (5%) ownership interest in F&M, Ltd., a Nevada corporation, which owns 22,500,000 shares of the Company’s common stock.

Item 5.02.  Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements  of Certain Officers.

(a)  Not applicable.

(b)  Not applicable.

(c)  (1)  Immediately following the closing of the events described in Item 3.02(b) and Item 2.01, herein above, the Company’s Board of Directors adopted resolutions to elect the following officers and directors, effective as of November 21, 2008:

Peter Lindhout – Chairman of the Board and President
Bruce E. Fischer – Managing Director and Chief Executive Officer
Glenn McQuiston – Director, Chief Financial Officer and Treasurer
Andrew Jarvis – Director and Secretary
Javan King – Director

(2)  Peter Lindhout – Chairman of the Board and President.  Mr. Lindhout served as our Chairman of the Board, President and Chief Executive Officer beginning on October 22, 2008.   Mr. Lindhout became a Managing Partner of Cumbuco Beach LLC in 2003 where he has shared responsibility for overseeing all aspects of its Merchant Banking operations with Mr. King.  Mr. Lindhout was named President of Qualico Capital Corporation in January 2006 and continues to serve in such capacity. From April 2007 to present, Mr. Lindhout has served as a director of OBN Holdings, Inc., a publicly traded company involved in a variety of industries, including entertainment, real estate and manufacturing.  From May 2007 to present, Mr. Lindhout has served as a director of Master Distribution Systems, Inc., a publicly traded company  involved in a variety of industries, including entertainment, real estate and manufacturing.

Bruce E. Fischer – Managing Director and Chief Executive Officer.  Dr. Fischer joined Avalon Group Ltd, in 2001 as its Managing Director and continues to serve in such capacity with responsibilities for overseeing all aspects of its multi-national agricultural development business.  Dr. Fischer co-founded Land and Sea Development Company in 1997; Land and Sea Development Foundation in 2003; Jasper Agro-Development SA in 1999; TerraSolve Inc in 2000; Land and Sea Development LLC in 2003; US BioFuels Inc in 2000; Thai-Tea Ltd in 2004; Israeli Agro-Investment Services Ltd in 2006; Negev Agro Inc in 2005; Negev Agro LP in 2005; Negev Agro 2 LP in 2006; GSF Ltd in 2003; Expedition Leaders Inc in 2003; Avalon International Inc in 2005 and Anviron Corporation in 2007.  From March 2008 to present, Dr. Fischer has also served as the Managing Director of Anviron Holding Company, a publicly traded Company involved in the manufacturing of organic products for the agriculture industry. Dr. Fischer received a BS in Accounting and BS in Geology from Long Island University, where he also received his PhD in Environmental Engineering.

Glenn McQuiston – Chief Financial Officer, Treasurer and a Director.  Mr. McQuiston was appointed a Director of Anviron Holdings, Inc. in March, 2008. Mr. McQuiston is a founder and CEO of Resort Society, Inc. a luxury tour company established in May, 2008. Since 2002, Mr. McQuiston has served as CEO of Integrated Trading, Inc, doing business as Get2Networks a technology based marketing services company. From 2003 to 2005, Mr. McQuiston also served as CEO of Expedition Leaders, a company engaged in the tour and cruise business. Previously, from 1991 through 2001 Mr. McQuiston served as the CEO of Society Expeditions International, a multi-national leading luxury adventure cruise and tour operator. Mr. McQuiston is a member in good standing of the Washington State Bar Association. Mr. McQuiston graduated cum laude from Seattle University School of Law in 1980. Previously he received a Masters in International Business from The Garvin Graduate School of International Management (Thunderbird).

Andrew Jarvis – Secretary and a Director.   Mr. Jarvis served as our founding Chairman of the Board, President, Secretary, Treasurer and Director from November 2004 until October 22, 2008 when he became Chief Financial Officer, Treasurer and a Director upon the appointment to Mr. Lindhout and Mr. King as officers and directors. Mr. Jarvis has a Bachelor of Business Administration (1990) from Simon Fraser University. In 2004, Mr. Jarvis successfully passed an overview course on the mineral exploration industry at the British Columbia Institute of Technology. Mr. Jarvis is a member of the British Columbia & Yukon Chamber of Mines.  From 1993 to 2002, Mr. Jarvis was the president of Advantage Network Services Inc. and Expertech Cablecom Inc., companies engaged in the telecom equipment and cable installation business. He was also a director of Eagle Ridge Ventures Inc. from November 15, 2004 to August 31, 2005.

Javan King – Director.  Mr. King served as our Chief Operating Officer, Secretary and a Director from October 22, 2008 until November 21, 2008.  Mr. King co-founded Cumbuco Beach LLC in 2000.  Currently, he continues to serve as a Managing Partner of Cumbuco Beach LLC, where he has been responsible for overseeing all aspects of its Merchant Banking operations, sharing such responsibility with Mr. Lindhout from 2003 to present. Mr. King has also been an Associate Director of Qualico Capital Corporation form 2006 to present, serving in its Corporate Financial Division.

(d)  See Item 5.02(c), herein above.

(e)  See Item 3.02(b), herein above.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)  Financial statement of businesses acquired.

The required financial statements are not currently available. Pursuant to paragraph (a) (4) of this Item 9.01, the required financial statements will be filed as soon as practicable, but no later than  71 days after the date that the initial report on Form 8-K must be filed.

(b)  Pro forma financial information.

The required pro forma financial information is not currently available. Pursuant to paragraph (a) (4) of this Item 9.01, the required financial statements will be filed as soon as practicable, but no later than 71 days after the date that the initial report on Form 8-K must be filed.

(c)  Shell company transactions.

Not applicable.

(d)  Exhibits.

Exhibit	Description	Location

Exhibit 10.1	Share Purchase Agreement, dated November 21, 2008, by and among Westmont Resources, Inc., Dr. Bruce E. Fischer and Glenn McQuiston.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 26, 2008
WESTMONT RESOURCES, INC.

By:  /s/ Peter Lindhout
Name:  Peter Lindhout
Title:  Chairman of the Board and President